UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 1998


                        ENTEX Information Services, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                 000-23457                93-133715291
     ----------------           ------------         ----------------------
     (State or other            (Commission              (IRS Employer
     jurisdiction of            File Number)         Identification Number)
     incorporation)


            Six International Drive
              Rye Brook, New York                            10573
     ---------------------------------------               ----------
     (Address of principal executive offices)              (Zip Code)


                                 (914) 935-3600
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              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On July 29, 1998, ENTEX Information Services, Inc. (the "Company") completed its offering of $100 million aggregate principal amount of its 12-1/2% Senior Subordinated Notes due 2006 (the "Notes"). The Notes were issued pursuant to an indenture dated July 29, 1998 (the "Indenture"), among the Company, the Guarantors named therein and Marine Midland Bank, N.A., as Trustee. The Notes were privately placed in a transaction exempt from registration under the Securities Act of 1933, as amended. The Company and the Guarantors have agreed pursuant to an exchange offer and registration rights agreement dated July 29, 1998 (the "Exchange Offer Registration Rights Agreement"), among the Company, the Guarantors named therein and CIBC Oppenheimer Corp. and Lazard Freres & Co. LLC, to file a registration statement with respect to an offer to exchange the Notes for new notes of the Company with terms identical to the Notes, except for transfer restrictions. The net proceeds from the sale of the Notes were used to repay outstanding indebtedness of the Company. In connection with the issuance and sale of the Notes, the Company entered into Amendment No. 13 to the Fourth Amended and Restated Agreement for Wholesale Financing dated July 29, 1998 ("Amendment No. 13"), by and between the Company and IBM Credit Corporation. Copies of the Indenture, the Exchange Offer Registration Rights Agreement and Amendment No. 13 are attached hereto as Exhibits 4.1, 4.3 and 10.1, respectively, and are incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (c) Exhibits.

     Exhibit No.                      Description
     -----------                      -----------

     4.1 Indenture dated July 29, 1998, among ENTEX Information Services, Inc., the Guarantors named therein and Marine Midland Bank, N.A., as Trustee.

     4.2 Exchange Offer Registration Rights Agreement dated July 29, 1998, among ENTEX Information Services, Inc., the Guarantors named therein and CIBC Oppenheimer Corp. and Lazard Freres & Co. LLC.

     10.1 Amendment No. 13 to the Fourth Amended and Restated Agreement for Wholesale Financing dated July 29, 1998 by and between ENTEX Information Services, Inc. and IBM Credit Corporation.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 1998


                        ENTEX INFORMATION SERVICES, INC.


                        By:  /s/ Kenneth A. Ghazey
                             -----------------------------------
                             Name:  Kenneth A. Ghazey
                             Title: Executive Vice President,
                                    Finance and Administration,
                                    Chief Financial Officer and
                                    Director

     Exhibit No.                        Description
     -----------                        -----------

     4.1 Indenture dated July 29, 1998, among ENTEX Information Services, Inc., the Guarantors named therein and Marine Midland Bank, N.A., as Trustee.

     4.2 Exchange Offer Registration Rights Agreement dated July 29, 1998, among ENTEX Information Services, Inc., the Guarantors named therein and CIBC Oppenheimer Corp. and Lazard Freres & Co. LLC.

     10.1 Amendment No. 13 to the Fourth Amended and Restated Agreement for Wholesale Financing dated July 29, 1998 by and between ENTEX Information Services, Inc. and IBM Credit Corporation.